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                                                                    Exhibit 10.2

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                               EXCHANGE AGREEMENT

                                      Among

                                 HEALTHAXIS INC.

                                       and

                        THE HOLDERS LISTED ON SCHEDULE I

                            Dated as of July 31, 2002

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                               EXCHANGE AGREEMENT

                  THIS EXCHANGE AGREEMENT (this "Agreement") is dated as of July 31, 2002 among Healthaxis Inc., a Pennsylvania corporation (the "Company"), and the various persons identified and listed on Schedule I hereto (each referred to herein as a "Holder" and, collectively, the "Holders.")

                  WHEREAS, the Company and the Holders are parties to that certain Securities Purchase Agreement dated as of September 14, 1999, as amended on September 28, 2000 (the "Purchase Agreement") relating to the purchase and sale of an aggregate of $27,500,000 principal amount of 2% Convertible Debentures due September 14, 2005 (the "Debentures") and warrants (the "Warrants") to purchase the Company's common stock, par value $.10 per share (the "Common Stock");

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to (i) issue to the Holders, and the Holders desire to acquire by exchange, an aggregate of 23,500 shares of the Company's Series A Convertible Preferred Stock, par value $1.00 per share, stated value $1,000 per share, initial conversion price $2.625 (the "Preferred Stock") and
(ii) pay to the Holders an aggregate of $4,000,000, together with accrued but unpaid interest relating to Debentures in the principal amount of $4,000,000 (the "Payment").

                  WHEREAS, as consideration for the issuance of the Preferred Stock and the Payment, the Company desires to accept from the applicable Holders, and the applicable Holders desire to tender and exchange, an aggregate of $27,500,000 principal amount of the Debentures;

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement by and among the Company and the Holders (the "Registration Rights Agreement"), substantially in the forms of Exhibit B attached hereto, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

                  NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Holders hereby agree as follows:

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                                   ARTICLE I.

                                    EXCHANGE

         1.1      Exchange

                  On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and deliver to each Holder and each Holder, severally and not jointly, shall (i) acquire from the Company the number of shares of Preferred Stock as set forth next to such Holder's name on Schedule I and (ii) receive from the Company its respective portion of the Payment as set forth next to such Holder's name on Schedule I. In exchange for the Preferred Stock and the Payment set forth on Schedule I, the Holders shall tender to the Company for cancellation the aggregate amount of Debentures as set forth next to such Holder's name on Schedule II.

         1.2      Closing.

                  The Closing. The closing of the exchange of the Preferred Stock (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (the "Closing Date"). At the Closing:

                  a. Each Holder shall deliver and tender, as directed by the Company, all documents representing the amount of Debentures as set forth next to its name on Schedule II;

                  b. The Company shall deliver to each Holder a certificate evidencing the number of shares of Preferred Stock received by such Holder as set forth on Schedule I hereto, the Preferred Stock shall have the respective rights, preferences, limitations and privileges set forth in Exhibit A attached hereto, which shall be incorporated into a Certificate of Designation of Rights, Preferences and Limitations to be approved by the Holders and the Company's Board of Directors and filed on or before the Closing with the Secretary of State of Pennsylvania (the "Certificate of Designation"); and

                  c. The parties shall execute and deliver each of the documents referred to in Section 4.1.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to each of the Holders:

                  a. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of

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Pennsylvania, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company has no subsidiaries (each a "Subsidiary" and collectively, the "Subsidiaries"). Each of the Subsidiaries (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation, limited liability company or limited partnership duly formed, validly existing and in good standing, or subsisting, as the case may be, under the laws of the jurisdiction of its incorporation or formation (as applicable), with the full requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing as a foreign entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of this Agreement or any of the other Transaction Documents (as defined in Section 2.1(b) hereof) or any of the transactions contemplated hereby or thereby, (ii) have or result in a material adverse effect on the business, results of operations, assets or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole or (iii) impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), being a "Material Adverse Effect").

                  b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Certificate of Designation and the Registration Rights Agreement (collectively, the "Transaction Documents"), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection therewith. The Company has full corporate power and authority to issue, sell and deliver the Preferred Stock and the Underlying Shares (as defined below), pursuant to this Agreement and the other Transaction Documents. This Agreement and each of the other Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof or thereof, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

                  c. Capitalization. As of the date hereof, the authorized and issued capital stock of the Company and each of the Subsidiaries and the ownership of each of the Subsidiaries is as set forth in Schedule 2.1(c). All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 2.1(c): (i) no shares of

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the Company's capital stock are subject to preemptive rights or any other similar rights or any liens, claims or encumbrances suffered or permitted by the Company, nor is any holder of the Common Stock entitled to preemptive, right of first refusal or similar rights arising out of any agreement or understanding with the Company, including, without limitation, the Transaction Documents, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries, (iii) there are no outstanding debt securities, or other form of material debt, of the Company or any of the Subsidiaries, (iv) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of the Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company or any of the Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Preferred Stock or upon the conversion of the Preferred Stock,
(vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements, or any similar plan or agreement and (viii) except as set forth in filings made with the Securities and Exchange Commission (the "Commission"), to the Company's and each Subsidiary's knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. Any Person with any right (other than the Holders) to purchase securities of the Company that would be triggered as a result of the transactions contemplated under this Agreement has waived such rights. As used in this Agreement, "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  d. Authorization, Validity and Issuance of Shares. The shares of Preferred Stock have been duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances, other than liens, charges, restrictions, claims and encumbrances that were created by the Holders and restrictions on transfer imposed by this Agreement or the other Transaction Documents, the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws. The shares of Common Stock issuable upon conversion of the Preferred Stock, together with the number of shares of Common Stock issuable as dividends on the shares of Preferred Stock (collectively, the "Underlying Shares"),

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have been duly reserved for issuance, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, charges, restrictions, claims and encumbrances, other than rights created by this Agreement or the other Transaction Documents.

                  e. No Conflicts. The Company's execution, delivery and performance of this Agreement and each of the other Transaction Documents and the Company's consummation of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not: (i) conflict with or violate any provision of the Company's Articles of Incorporation as amended and in effect on the Closing Date (the "Articles of Incorporation"), the Company's bylaws, as in effect on the Closing Date (the "Bylaws") or other organizational documents of the Company or any of the Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f) hereof, conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any contract, agreement, indenture, understanding, note, lease, evidence of indebtedness, patent, license or other instrument to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market ("Nasdaq")) applicable to the Company or any of the Subsidiaries, or by which any material property or asset of the Company or any Subsidiary is bound or affected, except where such conflict has not resulted or would reasonably result, individually or in the aggregate, in a Material Adverse Effect or (iv) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon the Company or any Subsidiary, or upon any property or asset of the Company or any Subsidiary.

                  f. Consents and Approvals. Except as specifically set forth on
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self-regulatory agency, or other Person in connection with the Company's execution, delivery and performance of this Agreement or the other Transaction Documents, other than: (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement,
(ii) the application(s) or any letter(s) acceptable to Nasdaq for the listing or quoting of the Underlying Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), (iii) the filing of a Form D with the Commission and any filings, notices or registrations under applicable state securities laws and (iv) the approval of the Board and the filing of the applicable Certificate of Designation with the Secretary of State of Pennsylvania, which approval and filing shall be effected on or prior to the Closing Date (together with the consents, waivers, authorizations, orders, notices and filings referred to on
Schedule 2.1(f), the "Required Approvals").

                  g. Litigation; Proceedings. Except as specifically set forth on Schedule 2.1(g), there is no action, suit, claim, notice of violation, proceeding or investigation or inquiry

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(including, without limitation, any inquiry as to the Company's qualification to hold or to receive any license or permit), pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against or affecting the Company or any of the Subsidiaries or any of their respective properties or assets before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which has or reasonably could be expected to have a Material Adverse Effect, and there is no basis for any of the foregoing. There is no action, suit, proceeding or investigation by the Company pending or threatened against others.

                  h. No Default or Violation. Except as set forth on Schedule 2.1(h), neither the Company nor any Subsidiary is in: (i) default under or in violation of any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan, arrangement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound, which default or violation has or reasonably could be expected to have a Material Adverse Effect, (ii) default or violation of any order, writ, judgment, injunction or decree of any court, arbitrator or federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign, applicable to it, which default or violation has or reasonably could be expected to have a Material Adverse Effect, (iii) violation of any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject, which violation has or reasonably could be expected to have a Material Adverse Effect, (iv) violation of any of the provisions of their respective certificates of incorporation, bylaws or other charter documents such that any right of a holder of the Preferred Stock would be affected or (v) default under or in violation of any of the listing or quotation requirements of Nasdaq as in effect on the Closing Date.

                  i. Disclosure; Absence of Certain Changes. None of this Agreement, the Schedules to this Agreement, the other Transaction Documents or any other written or formally presented information, report, financial statement, exhibit, schedule or document furnished by or on behalf of the Company or any of the Subsidiaries to the Holders or their counsel in connection with the negotiation of the transactions contemplated by this Agreement or any of the other Transaction Documents contained, contains, or will contain at the time it was or is so furnished any untrue statement of a material fact or omitted, omits or will omit at such time to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as contemplated by the Transaction Documents or that certain Termination Agreement dated June 11, 2002 by and between the Company and UICI (the "UICI Termination Agreement"), or on Schedule 2.1(i) or in SEC Documents filed on EDGAR at least five (5) business days prior to the date hereof, since January 1, 2002, no event has occurred or exists (or is contemplated to occur) (i) which is not reflected in the Company's financial statements and which has or reasonably could be expected to have a Material Adverse Effect or (ii) which would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the Commission relating to an issuance and sale of securities by the Company and which has not been publicly disclosed. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of the Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

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                  j. Private Offering; Solicitation. The Company and, to the
knowledge of the Company, all Persons acting on its behalf have not (i) made, directly or indirectly, and will not make, offers or sales of any securities or solicited, and will not solicit, any offers to buy any security under circumstances that would require registration of the Preferred Stock, or the Underlying Shares or the issuance of such securities under the Securities Act,
(ii) distributed any offering materials in connection with the offering and sale of the Preferred Stock, other than the SEC Documents, the Schedules to this Agreement, and any amendments or supplements thereto or (iii) solicited any offer to buy or sell the Preferred Stock by means of any form of general solicitation or advertising (as those terms are used in Rule 502(c) of Regulation D under the Exchange Act) in a manner which would require registration under the Securities Act. The offer, issuance and sale of the Preferred Stock and the Underlying Shares to the Holders will not be integrated with any other offer, sale and issuance of the Company's securities (past or current) in violation of the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed, quoted or designated or for purposes of any stockholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of the respective Holders contained in Section 2.2 hereof, the Company's offer, issuance and sale to the Holders of the Preferred Stock and the Underlying Shares is exempt from the registration requirements of the Securities Act.

                  k. SEC Documents; Financial Statements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Except as set forth on
Schedule 2.1(k), since January 1, 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Sections 13, 14 or 15(d) thereof (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the Transaction Documents and the UICI Termination Agreement, all agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject and which are required to be filed as exhibits to the SEC Documents have been filed as exhibits to the SEC Documents as required and neither the Company nor any Subsidiary nor, to the Company's knowledge, any other party is in breach of any such agreement. As of their respective dates, the Company's financial statements included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present

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in all material respects the Company's financial position as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

                  l. Investment Company. The Company is not, and is not controlled by or under common control with an Affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  m. Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement and the other Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank, other than as set forth in Schedule 2.1(m). The Holders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(m) that may be due in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

                  n. Form S-3 Eligibility. The Company is, and at the Closing Date will be, eligible to register securities (including the Underlying Shares) for resale with the Commission on Form S-3 (or any successor form) promulgated under the Securities Act.

                  o. Listing and Maintenance Requirements Compliance. The principal market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on Schedule 2.1(o), the Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been listed or quoted), to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange. Except as disclosed on Schedule 2.1(o), the Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, and except as disclosed on Schedule 2.1(o), the Company believes that it is and will be in compliance with all such maintenance requirements.

                  p. Tax Status; Firpta. Except as set forth on Schedule 2.1(p), the Company and each of the Subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of the Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on Schedule 2.1(p) hereof), and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes that have not been reserved on the Company's books in any material amount claimed to be due from the Company or any of the Subsidiaries by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim. The Company is not a "United States real property

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holding corporation" within the meaning of Section 897(c)(2) of the Internal
Revenue Code of 1986, as amended.

                  q. Permits. The Company and each of the Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders, registrations, franchises, exemptions, permits and other authorizations necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted except where the failure to possess such certificates, authorizations, licenses, easements, consents, approvals, orders, registrations, franchises, exemptions, permits and other authorizations would not, individually or in the aggregate, have a Material Adverse Effect (the "Material Permits"), and, except as disclosed on Schedule 2.1(q), there is no proceeding pending, or, to the knowledge of the Company or any Subsidiary, threatened, relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company and each of the Subsidiaries has been operating each of their respective businesses pursuant to and in compliance with the terms of the Material Permits, except where the failure to so operate their respective businesses would not have a Material Adverse Effect. All of the Material Permits have been validly issued and are in full force and effect without further consent or approval of any Person. Neither the Company nor any of the Subsidiaries is in conflict with or default or violation of any Material Permit, except where any such conflict or default would not have a Material Adverse Effect.

                  r. Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.

                  s. Transactions With Affiliates. Except as set forth in the SEC Documents or on Schedule 2.1(s), and other than the granting of stock options and documents disclosed on Schedule 2.1(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real property or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any Person in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  t. Application to Takeover Protection. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any (i) control share acquisition, business combination or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or the laws of the Company's state of incorporation or (ii) poison pill provision of any of the Company's stockholders' rights or similar agreements, which is or could become applicable to the Holders or the Transaction Documents as a result of the transactions contemplated by this Agreement and the other Transaction Documents.

                  u. Acknowledgement Regarding Holders' Purchase of Preferred Stock. The Company acknowledges and agrees that the Holders are acting solely in the capacity of arm's length holders with respect to this Agreement and the other Transaction Documents and the

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transactions contemplated hereby and thereby. The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and any statement made by any Holder or any of their respective representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is not advice or a recommendation and is merely incidental to the Holders' purchase of the Preferred Stock. The Company further represents to each Holder that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the Company and its representatives.

                  v. Intellectual Property Rights. The Company and the Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are necessary for use in connection with their respective businesses as now conducted and as described in the SEC Documents. Except as set forth on Schedule 2.1(v), none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement. Neither the Company nor any of the Subsidiaries has infringed upon or is infringing upon any of the Intellectual Property Rights of any Person and, except as set forth on Schedule 2.1(v), there is no claim, action or proceeding which has been made or brought or alleged against, or to the Company's knowledge, is being made, brought or threatened against, the Company or any of the Subsidiaries regarding the infringement of any of the Company's Intellectual Property Rights, and the Company and the Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except where any of the foregoing would not have a Material Adverse Effect. The Company and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  w. Internal Accounting Controls. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorizations and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  x. Acknowledgement of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Underlying Shares upon conversion of the Preferred Stock. The Company further acknowledges that its obligation to issue the Underlying Shares upon conversion of the Preferred Stock in accordance with this Agreement and the Certificates of Designation is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of the Company's other stockholders.

                  y. Solvency. The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

                  z. Seniority. No class of equity securities of the Company is pari passu or senior to the Preferred Stock in right of payment, whether upon liquidation, dissolution or otherwise, or with respect to dividends, redemption, conversion or voting.

                  aa. Other Agreements. The Company has not, directly or indirectly, made any agreements with any Holders relating to the terms and conditions of the transactions contemplated by the Transaction Documents, except as set forth in the Transaction Documents and the UICI Termination Agreement.

                  bb. Absence of Claims. The Company does not currently have under consideration, and is not otherwise currently aware of, any claims, causes of action, damages or demands whatsoever that it or any of its officers, directors, partners or Affiliates (as such term is defined in the Series A Certificate of Designation) may have against any of the Holders or any of their respective predecessors, successors, officers, directors, partners, employees, agents, insurers, representatives or Affiliates, whether legal, equitable or administrative, or fixed or contingent.

         2.2 Representations and Warranties of the Holders. Each of the Holders, severally and not jointly, hereby represents and warrants to the Company as follows:

                  a. Organization; Authority. Such Holder is a corporation or a limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The exchange by such Holder for a portion of the Payment and the shares of Preferred Stock hereunder has been duly authorized by all necessary action on the part of such Holder. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Holder and constitutes the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

                  b. Investment Intent. Such Holder is acquiring the shares of Preferred Stock and the Underlying Shares for its own account and not with a present view to or for distributing or reselling the shares of Preferred Stock or the Underlying Shares or any part thereof or interest therein in violation of the Securities Act and, if such Holder is not an individual, such Holder represents that it has not been formed for the specific purpose of acquiring the Preferred Stock; provided, however, that by making the representations herein, such Holder does not agree to hold any of the shares of Preferred Stock or the Underlying Shares for any minimum or other specific term and reserves the right to dispose of the shares of Preferred Stock or the Underlying Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

                  c. Holder Status. At the time such Holder was offered the Preferred Stock and, at the Closing Date, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Holder, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock and the Underlying Shares.

                  d. Reliance. Such Holder understands and acknowledges that (i) the Preferred Stock and the Underlying Shares are being delivered to such Holder without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this
Section 2.2 and such Holder hereby consents to such reliance.

                  e. Information. Such Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the exchange of the Preferred Stock which such Holder considers necessary or appropriate and which have been requested by such Holder or its advisors. Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Holder or any of its advisors or representatives shall modify, amend or affect Holder's right to rely on the Company's representations and warranties contained in Section 2.1 above or representations and warranties of the Company contained in any other Transaction Document. Such Holder understands that its investment in the Preferred Stock involves a significant degree of risk.

                  f. Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Preferred Stock.

                  g. Residency. Such Holder is a resident of the jurisdiction set forth immediately below such Holder's name on Schedule II hereto.

                  h. Current Holdings. Such Holder is currently a stockholder of the Company.

                  i. Investment Experience. Such Holder has experience as an investor in securities of companies similar to the stage of development of the Company and acknowledges that it can bear the economic risk of its investment in the Preferred Stock or the Underlying Shares issuable upon conversion of the Preferred Stock, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Preferred Stock.

                  j. Absence of Claims. Such Holder does not currently have under consideration, and is not otherwise currently aware of, any claims, causes of action, damages or demands whatsoever that it or any of its officers, directors, partners or Affiliates (as such term is defined in the Series A Certificate of Designation) may have against the Company or its Subsidiaries or any of their respective predecessors, successors, officers, directors, partners, employees, agents, insurers, representatives or Affiliates, whether legal, equitable or administrative, or fixed or contingent.

         The Company acknowledges and agrees that the Holders make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III.

                                OTHER AGREEMENTS

         3.1      Transfer Restrictions.

                  a. If any Holder should decide to dispose of the Preferred Stock or the Underlying Shares held by it, such Holder understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act or Rule 144 promulgated under the Securities Act ("Rule 144"). In connection with any transfer of any Preferred Stock or Underlying Shares other than pursuant to an effective registration statement, Rule 144 or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Preferred Stock or Underlying Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Holder if such Holder provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Holder to an Affiliate (as defined in the Certificates of Designation) of such Holder, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Holder under this Agreement and the Transaction Documents. If a Holder provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Preferred Stock and the Underlying Shares may be made without registration under the Securities Act or the Holder provides the Company with reasonable assurances that the Preferred Stock and/or the Underlying Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Underlying Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Holder and without any restrictive legend. Notwithstanding the foregoing or anything else contained herein to the contrary, the securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

                  b. Each Holder agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Preferred Stock and the Underlying Shares:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS DETERMINED PURSUANT TO AN OPINION OF COUNSEL FOR THE CORPORATION THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION.

                  Neither the Preferred Stock nor the Underlying Shares shall contain the legend set forth above (or any other legend) (i) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), (ii) if such Preferred Stock or Underlying Shares may be sold pursuant to Rule 144(k) or (iii) if such shares are registered for resale under the Securities Act. The Company agrees that it will provide each Holder, upon request, with a certificate or certificates representing shares of Preferred Stock or Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of any legend.

         3.2 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

         3.3 Furnishing of Information. As long as any Holder owns the Preferred Stock or the Underlying Shares, the Company will cause the Common Stock to continue at all times to be registered under Section 12 of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Closing Date pursuant to Section 13, 14 or 15(d) of the Exchange Act and, unless filed by EDGAR, promptly furnish, but in no event later than two (2) business days after the filing thereof with the Commission, the Holders with true and complete copies of all such filings, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. As long as any Holder owns the Preferred Stock or the Underlying Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act, annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company also agrees that prior to and during the Effectiveness Period (as defined in the Registration Rights Agreement) it will make available or give to the Holders all notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. The Company further covenants that it will take such further action as any Holder of the Preferred Stock or the Underlying Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Preferred Stock or the Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including delivering the legal opinion referenced in Section 3.1(b) hereof. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall: (a) qualify the Underlying Shares under the securities or "blue sky" laws of such jurisdictions as the Holders may request (or to obtain an exemption from such qualification), (ii) shall provide evidence to each Holder of any such action so taken on or prior to the Closing Date and
(iii) shall continue such qualification at all times through the resale of all of the Underlying Shares, but in any event not past the third anniversary of the Closing Date.

         3.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or exchange of the Preferred Stock or the Underlying Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Stock or the Underlying Shares to any Holder, or to issue securities in such circumstances that is likely to result in such offering being integrated with the exchange of the Preferred Stock and Underlying Shares in such manner that stockholder approval would be required pursuant to any stockholder approval provision applicable to the Company or its securities.

         3.6      Listing and Reservation of Underlying Shares.

                  a. The Company shall (i) not later than ten (10) business days after the Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) a Notification Form: Listing of Additional Shares or such other listing applications or letters acceptable to Nasdaq covering a number of shares of Common Stock which is at least equal to 100% of the maximum number of Underlying Shares then issuable (the "Application"), (ii) take all steps necessary to cause the Application for the Underlying Shares to be accepted by Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) so long as any shares of Common Stock shall be so listed, shall not revoke the Application for the Underlying Shares, and (iv) upon request provide to the Holders evidence of the Application as accepted by Nasdaq. Prior to the effectiveness of any registration statement filed to register the resale of the Underlying Shares, the Company shall promptly provide to each Holder copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system so long as such notice does not contain any material, nonpublic information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.6(a).

                  b. The number of shares of Common Stock included in the Initial Registration Statement (as defined in the Registration Rights Agreement) shall be equal to the Maximum Amount (as defined in the Registration Rights Agreement).

                  c. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for 110% of the maximum number of Underlying Shares. Shares of Common Stock reserved for issuance upon conversion of the shares of Preferred Stock shall be allocated pro rata to each of the Holders in accordance with the number of shares of Preferred Stock issued and delivered to such Holder at the Closing. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover 100% of the number of Underlying Shares issued and issuable upon conversion of the shares of Preferred Stock (including the payment of all dividends thereon) (based on the Conversion Price (as defined in the Certificates of Designation)) of the shares of Preferred Stock in effect from time to time without regard to any limitation on conversions, the Company will promptly take all corporate action necessary to authorize and reserve 110% of such shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.6(c), in the case of an insufficient number of authorized shares, and using best efforts to obtain stockholder approval of an increase in such authorized number of shares and taking actions pursuant to Section 3(b) of the Registration Rights Agreement.

         3.7      Notice of Breaches.

                  a. The Company and each Holder shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date; provided such notice will not constitute material non-public information. However, no disclosure by either party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

                  b. Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify, provided such notification will not constitute material non-public information, each Holder of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Holders a copy of any written statement in support of or relating to such claim or notice.

                  c. The default by any Holder of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to any other Holder and, except with respect to the accuracy of each Holder's representations and warranties and the obligation of each Holder to tender for cancellation the Debentures that it holds to the Company at Closing, the default by any Holder of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Holder.

         3.8 Form D. The Company agrees to file a Form D with respect to the Preferred Stock as required by Rule 506 under Regulation D and to provide a copy thereof to each Holder promptly after such filing.

         3.9 Transfer Agent Instructions. On the Closing Date the Company shall issue irrevocable instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of each Holder or its respective nominee(s), for the Underlying Shares in such amounts as specified from time to time by each Holder to the Company in a form acceptable to such Holders (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.9, and stop transfer instructions to give effect to Section 3.1 hereof prior to registration of the Underlying Shares under the Securities Act, will be given by the Company to its transfer agent and that the Preferred Stock and the Underlying Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the

Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.9 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.9, that the Holders shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer without the necessity of showing economic loss and without any bond or other security being required.

         3.10 Press Release; Filing of Form 8-K. Subject to the provisions of Section 6.11 hereof, prior to the opening of Nasdaq on August 1, 2002, the Company shall issue a press release disclosing the transaction contemplated hereby in form and substance acceptable to the Holders. On or before the 5th business day following the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

         3.11 Ordinary Course Brokerage and Trading. Subject to compliance with all applicable securities laws and Nasdaq regulations, no Holder shall be prohibited from engaging in its ordinary course brokerage and trading activities in respect of the Common Stock; provided, however, that the Holder engaged in such activities shall not then be in possession of material, non-public information with respect to the Company.

         3.12 Best Efforts. Each of the parties hereto shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in
Article IV of this Agreement.

         3.13 Material Information. The Company covenants that any information provided by the Company to the Holders and their agents or counsel which could be deemed to constitute material non-public information will cease to be material non-public information (either through disclosure by the Company or otherwise) on such date as the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

         3.14 Preferred Stock Characterization. In the event of any determination as to whether the Preferred Stock constitutes debt or equity of the Company, it is hereby declared that it is the mutual intention of the Company and the Holders that the Preferred Stock be deemed equity of the Company. In the event that notwithstanding the foregoing expressed intention, it is determined that the Preferred Stock constitutes debt of the Company, then the Company and the Holders do hereby agree to negotiate in good faith any amendments to the Certificate or other Transaction Documents that are necessary to render the Preferred Stock being deemed equity of the Company, provided that any such changes shall ultimately be made in the sole discretion of the Holders of not less than sixty percent (60%) of the then outstanding shares of Preferred Stock.

                                   ARTICLE IV.

                                   CONDITIONS

         4.1      Closing.

                  a. Conditions Precedent to the Obligation of the Company to Deliver the Shares of Preferred Stock. The obligation of the Company to deliver the Payment and the shares of Preferred Stock is subject to the satisfaction or waiver (with prior written notice to each Holder) by the Company, at or before the Closing Date of each of the following conditions:

                           (i)      Accuracy of the Holders' Representations and
Warranties. The representations and warranties of each Holder in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing;

                           (ii)     Performance by the Holders. Each Holder
shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Holder at or before the Closing;

                           (iii)    No Injunction. No statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents;

                           (iv)     UICI Termination. The UICI Termination
Agreement shall have been executed and delivered by the Company and UICI, and the Company shall have received the cash consideration provided for therein; and

                           (v)      Listing of Underlying Shares. The
Underlying Shares shall be listed for trading on the Nasdaq.

                  b. Conditions Precedent to the Obligation of the Holders to Exchange the Debentures at the Closing. The obligation of each Holder hereunder to exchange its Debentures for the shares of Preferred Stock at the Closing is subject to the satisfaction or waiver by such Holder, at or before the Closing Date, of each of the following conditions:

                           (i)      Accuracy of the Company's Representations
and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date, unless such representations and warranties of the Company are specifically made as of the specific dates provided in Section
2.1 of this Agreement;

                           (ii)     Performance by the Company. The Company
shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date, including, but not limited to, tendering the Payment to the Holders;

                           (iii)    All Proceedings to be Satisfactory. All
corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and by the other Transaction Documents and all documents incident thereto shall be satisfactory in form and substance to the Holders and their counsel and the Holders and their counsel shall have received all counterpart originals or certified or other copies of such documents as they may reasonably request;

                           (iv)     No Injunction. No statute, rule,
regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

                           (v)      No Suspensions of Trading in Common Stock.
The trading in the Common Stock shall not have been suspended by the Commission, or Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                           (vi)     Listing of Underlying Shares. The
Underlying Shares shall be listed for trading on the Nasdaq;

                           (vii)    Required Approvals. The Company shall have
obtained all consents, waivers, authorizations and approvals from any third parties necessary to the consummation of the transaction contemplated hereby, and copies thereof shall have been delivered to the Holders;

                           (viii)   Shares of Common Stock. The Company shall
have duly reserved the number of Underlying Shares issuable upon the conversion of the shares of Preferred Stock acquired by the Holders on the Closing Date;

                           (ix)     Adverse Changes. Since the date of the
financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect shall have occurred (for purposes hereof, changes in the market price of the Common Stock as compared to the market generally may be considered as a factor in determining whether there has occurred an event which has had a Material Adverse Effect);

                           (x)      Litigation. No litigation shall have been
instituted or threatened against the Company which would reasonably be expected to, individually or in the aggregate, have had a Material Adverse Effect;

                           (xi)     Change of Control. No Change of Control
shall have occurred since the date of this Agreement. "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Holders or any of their

Affiliates, of in excess of 33.33% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions,
(iii) the merger of the Company with or into another entity, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv);

                           (xii)    Transfer Agent Instructions. The
Irrevocable Transfer Agent Instructions, in a form acceptable to the Holders, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Holder;

                           (xiii)   Series A Certificate of Designation. The
Series A Certificate of Designation shall have been filed with the Secretary of State of Pennsylvania;

                           (xiv)    Resolutions. The Board of Directors of the
Company shall have adopted resolutions consistent with Section 2.1(b) and in a form reasonably acceptable to each Holder (the "Resolutions"); and

                           (xv)     Qualification Under State Securities Laws.
All registrations, qualifications, permits and approvals required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement and each of the other Transaction Documents, and also for the offer, sale, issuance and delivery of the Preferred Stock to be purchased hereunder.

                  c. Documents and Certificates. At the Closing, the Holders shall have delivered to the Company, the amount of Debentures as set forth next to such Holder's name on Schedule II.

                  d. Documents and Certificates. At the Closing, the Company shall have delivered to the Holders the following in form and substance reasonably satisfactory to the Holders:

                           (i)      Preferred Stock Certificate. A Preferred
Stock Certificate(s) representing the number of shares of Preferred Stock exchanged for by such Holder as set forth next to such Holder's name on Schedule I, registered in the name of such Holder, each in form satisfactory to the Holder;

                           (ii)     Registration Rights. The Company shall have
executed and delivered the Registration Rights Agreement;

                           (iii)    Officer's Certificate. An Officer's
Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations and warranties as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in Section 4.1(b) and this Section 4.1(d) as of the Closing Date;

                           (iv)     Secretary's Certificate. A Secretary's
Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Articles of Incorporation of the Company, as in effect on the Closing Date, (B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked;

                           (v)      Opinion. An opinion of the Company's
principal legal counsel, as well as an opinion of the Company's Pennsylvania legal counsel, substantially in the forms attached hereto as Exhibit C, dated as of the Closing Date;

                           (vi)     Governmental Certificates. The Company
shall have delivered to each of the Holders a copy of a certificate evidencing the existence and good standing of the Company and each Subsidiary in each such entity's state of formation issued by the appropriate governmental authority of such state of formation as of a date within ten (10) days of the Closing Date. The Company shall have delivered to each of the Holders a copy of its Articles of Incorporation as certified by the Secretary of State of the State of Pennsylvania within ten (10) days of the Closing Date; and

                           (vii)    Other Documents. The Company shall have
delivered to each Holder such other documents relating to the transactions contemplated by the Transaction Documents as the Holder or its counsel may reasonably request.

                                   ARTICLE V.

                                 INDEMNIFICATION

         5.1      Indemnification.

                  a. The Company shall defend, protect, indemnify and hold harmless each Holder, its past and present Affiliates and their successors and assigns (in accordance with the provisions of Section 6.6 hereof), each other holder of the Underlying Shares and all of their stockholders, officers, directors, partners, members, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, proceedings, costs (as incurred), penalties, fees (including legal fees and expenses), liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including interest and penalties and any fees (including legal fees) and expenses incurred in enforcing the Company's indemnification obligations under this Section 5.1(a) (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or in the other Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the other Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made or threatened, other than by the Company, against such Indemnitee and arising out of or resulting from (A) the execution, delivery, registration, performance or enforcement of this Agreement or the other Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or (C) solely the status of such Holders or holder of the Preferred Stock or the Underlying Shares as an investor in the Company. The Company's indemnification obligations under this Section 5.1(a) shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of any Holder and any partners, directors, agents, members, employees and controlling Persons (if any), as the case may be, of any Holder and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Holders and any such Affiliate and any such Person. The Company also agrees that neither the Holders nor any such Affiliates, partners, directors, agents, members, employees or controlling Persons of the Holders and any such Affiliates shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or any of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Holder or entity in connection with the transactions contemplated by this Agreement or the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

                  b. All fees and expenses (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend any proceeding initiated against an Indemnitee in a manner not inconsistent with this Section or in enforcing the Company's indemnification obligation) of the Indemnitees shall be paid to the Indemnitees as incurred, within ten (10) business days of written notice thereof to the Company, which notice shall be delivered no more frequently than on a monthly basis, regardless of whether it is ultimately determined that an Indemnitee is not entitled to indemnification hereunder; provided, however, that the Company may require such Indemnitee to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnitee is not entitled to indemnification hereunder.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         6.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. In the event of any inconsistency or ambiguity between the terms of this Agreement and the terms of the Series A Certificate of Designation, the terms of the Series A Certificate of Designation shall control and govern any construction hereof or thereof.

      6.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:00 p.m. eastern time ("ET") where such notice is received) or the first business day following such delivery (if received after 5:00 p.m. ET where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Healthaxis Inc.
                           The Towers at Williams Square
                           5215 N. O'Connor Blvd., Suite 800
                           Irving, Texas   75039
                           Telephone: (972) 443-5000
                           Facsimile: (972) 556-0572
                           Attention: Chief Financial Officer

                  With a copy to:

                            Locke Liddell & Sapp LLP
                            2200 Ross Avenue, Suite 2200
                            Dallas, Texas 75201-6776
                            Telephone: (214) 740-8000
                            Facsimile: (214) 740-8800
                            Attention:     John B. McKnight

                  If to the Transfer Agent:

                            Mellon Investor Services LLC
                            44 Wall Street, 6th Floor
                            New York, New York 10005
                            Telephone: (917) 320-6254
                            Facsimile: (917) 320-6318
                            Attention:   Client Service Manager

                  If to Brown Simpson Partners I, Ltd. to:

                            152 West 57th Street, 21st Floor
                            New York, New York 10029
                            Telephone: (212) 247-8200
                            Facsimile: (212) 247-1329
                            Attention: Mitchell D. Kaye

                  If to Brown Simpson - ORD Investments LLC to:

                              c/o OTA Limited Partnership
                              1 Manhattanville Road
                              Purchase, NY 10577
                              Telephone: (914) 460-4013
                              Facsimile: (914) 694-5831
                              Attention: Vinny Digeso

                  If to LBI Group Inc. to:

                            c/o Lehman Brothers, Inc.
                            3 World Financial Center
                            New York, New York 10285
                            Telephone: (212) 526-7255
                            Facsimile: (212) 526-2198
                            Attention: Steve Weinstein

                  If to UICI to:

                           UICI
                           4001 McEwen Drive, Suite 200
                           Dallas, Texas 75244
                           Telephone: (972) 392-6719
                           Facsimile: (972) 392-6717
                           Attention: Glenn W. Reed
                           Executive Vice President and General Counsel

                  If to The Pennsylvania State University to:

                           The Pennsylvania State University
                           103 Innovation Boulevard, Suite 212
                           University Park, PA 16802
                           Telephone: (814) 863-9150
                           Facsimile: (814) 863-9160
                           Attention: David E. Branigan

                  With a copy, in the case of Notice to Brown Simpson Partners I, Ltd. [or Brown Simpson - ORD Investments LLC] to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York 10022
                           Telephone: (212) 872-1000
                           Facsimile: (212) 872-1002
                           Attention: James Kaye

Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

         6.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holders of not less than sixty percent (60%) of the then outstanding shares of Preferred Stock or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the shares of Preferred Stock outstanding. The Company shall not offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder that consents to such amendment or waiver.

         6.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         6.5 References. References herein to Sections are to Sections of this Agreement, unless otherwise expressly provided.

         6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Holders. The Holders may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, provided, that any assignees must execute and deliver to the Company an instrument expressly making the representations and warranties set forth in Section 2.2 and agrees to become a party hereto; further that, prior to the Closing Date, the Holders may assign this Agreement its rights and rights or obligations hereunder only to an Affiliate of such Holder. This provision shall not limit a Holder's right to transfer securities in accordance with all of the terms of this Agreement or the Transaction Documents.

         6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         6.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         6.9 Survival. The representations and warranties of the Company and the Holders contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Section 3, and the indemnification provisions set forth in Section 5, shall survive the Closing and any conversion of the shares of Preferred Stock or exercise of the Warrants regardless of any investigation made by or on behalf of the such Holder or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of six (6) years following the Closing Date on which they were made or deemed to have been made (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties). This section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreement.

         6.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 Publicity. The Company and the Holders shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Holders without each such Holder's prior consent, except to the extent required by law and in the initial press release with respect to the transactions contemplated hereby. The Holders and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials all or parts of the Company's press releases that focus on the transactions forming the subject matter of this Agreement or which make reference to such transactions. The Holder understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Holders and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

         6.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Holders will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Holders (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.14 Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of the other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

         6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Holders hereunder or pursuant to the Transaction Documents or the Holders enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.16 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         6.17 Fees and Expenses. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, that on the Closing Date, the Company shall reimburse the Holders for $35,000 of the legal fees and expenses of Akin, Gump, Strauss, Hauer & Feld, L.L.P., incurred in connection with negotiating and preparing this Agreement and the other Transaction Documents and consummating the transactions contemplated hereby and thereby. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Preferred Stock and upon conversion thereof, the Underlying Shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                         HEALTHAXIS INC.

                         By:    /s/ JOHN M. CARRADINE
                            -------------------------------------------------
                         Name:  John M. Carradine
                         Title: Chief Financial Officer

                         BROWN SIMPSON PARTNERS I, LTD.

                         By:    /s/ MITCHELL D. KAYE
                            -------------------------------------------------
                         Name:  Mitchell D. Kaye
                         Title: Attorney-in-Fact

                         BROWN SIMPSON - ORD INVESTMENTS LLC
                         OTAPE LLC SUCCESSOR TO ABOVE

                         By:    /s/ RICHARD M. CAYNE
                            -------------------------------------------------
                         Name:  Richard M. Cayne
                         Title: General Counsel

                         LBI GROUP INC.

                         By:    /s/ KEVIN R. GENIRS
                            -------------------------------------------------
                         Name:  Kevin R. Genirs
                         Title: Vice President

                         UICI

                         By:    /s/ GLENN W. REED
                            -------------------------------------------------
                         Name:  Glenn W. Reed
                         Title: Executive Vice President and General Counsel

                         THE PENNSYLVANIA STATE UNIVERSITY

                         By:    /s/ JOHN C. POMEROY, JR.
                            -------------------------------------------------
                         Name:  John C. Pomeroy, Jr.
                         Title: Chief Investment Officer

                                     SCHEDULE I

---------------------------------------------------------------------------------------------------------------------

                                            Number of shares of       Portion of Payment
                                            Preferred Stock at            Tendered              Accrued Interest
Name of Holder                                  Closing Date             at Closing            Tendered at Closing
--------------                                  ------------             ----------            -------------------
---------------------------------------------------------------------------------------------------------------------

Brown Simpson Partners I, Ltd.                     10,824              $    1,842,425          $    3,129.60

Brown Simpson - ORD Investments                     1,282              $      218,180          $      370.61
LLC

LBI Group Inc.                                      8,546              $    1,454,545          $    2,470.73

UICI                                                1,424              $      242,425          $      411.79

The Pennsylvania State University                   1,424              $      242,425          $      411.79
                                                    -----              --------------          -------------

TOTAL                                              23,500              $    4,000,000          $    6,794.52
                                                   ======              ==============          =============

                                   SCHEDULE II

                                                              Principal
                                                         Amount of Debentures
         Name of and Address of Holder                        Exchanged
         -----------------------------                        ---------

Brown Simpson Partners I, Ltd.:                             $12,666,666.67
152 West 57th Street, 21st Floor
New York, New York 10019
Attn:  Mitchell D. Kaye
Fax: (212) 247-1329
Residence:  Grand Cayman, Cayman Islands

Brown Simpson - ORD Investments LLC                         $ 1,500,000.00
c/o OTA Limited Partnership
1 Manhattanville Road
Purchase, NY 10577
Attention:  Vinny Digeso
Facsimile:   (914) 694-5831
Residence:  Purchase, NY

LBI Group Inc.                                              $10,000,000.00
c/o Lehman Brothers, Inc.
3 World Financial Center
New York, New York 10285
Attention:  Steve Weinstein
Facsimile:  (212) 526-2198
Residence:  New York, NY

UICI                                                        $ 1,666,666.67
Suite 200
4001 McEwen Drive
Dallas, Texas 75244
Attn:  Glenn W. Reed
Fax:  (972) 392-6717
Residence:   Dallas, Texas

The Pennsylvania State University                           $ 1,666,666.66
103 Innovation Boulevard, Suite 212
University Park, PA 16802
Attention:  David E. Branigan
Facsimile:   (814) 863-9160
Residence:  University Park, PA

                                                                       Exhibit A

                      [Form of Certificate of Designation]

                                                                       Exhibit B

                     [Form of Registration Rights Agreement]

                                                                       Exhibit C

                            [Forms of Legal Opinion]